Exhibit 99.4

ABBOTT LABORATORIES

2.700% Note due 2015

No.	$

CUSIP No. 002824AX8

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository.  This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of         ($  ) on May 27, 2015 and to pay interest thereon from May 27, 2010 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on May 27 and November 27 in each year, commencing November 27, 2010, at the rate of 2.700% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 12 or November 12 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 9, 2001, as supplemented by a Supplemental Indenture, dated February 27, 2006 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., successor in interest to J.P. Morgan Trust Company, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, limited initially in aggregate principal amount to $750,000,000.

Abbott may redeem the Securities of this series, at any time in whole or from time to time in part, at a redemption price equal to (1) the greater of (y) 100% of the principal amount of any Security of this series being redeemed or (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield (as defined below) plus 10 basis points, plus (2) in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of any Security of this series being redeemed.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date, such Securities will cease to bear interest on the date fixed for redemption.  Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption will specify, among other items, the redemption price and the principal amount of the Securities of this series held by such Holder to be redeemed.

The Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date.  If less than all of the Securities of this series are to be redeemed, the Trustee shall select which Securities are to be redeemed in a manner it deems to be fair and appropriate.

“Treasury Yield” means, with respect to any notes being redeemed, the yield to maturity implied by (i) the yields reported as of the third business day prior to the redemption date, on (a) the Bloomberg Financial Markets News screen PX1 or the equivalent screen provided by Bloomberg Financial Markets News, or (b) if such on-line market data is not at that time provided by Bloomberg Financial Markets News, on the applicable pricing supplement opposite the caption “INVEST RATE” on Reuters on page USAUCTION10 or page USAUCTION11 (or any other page as may replace that page on that service), in any case for actively traded U.S. Treasury securities having a maturity equal to the remaining term of those Securities as of the redemption date, or (ii) if such yields are not reported at that time or the yields reported as of that time are not ascertainable (including by way of interpolation), the Treasury constant maturities yields reported, for the latest day for which such yields have been so reported at that time, in (a) Federal Reserve Statistical Release H.15 (519) opposite the caption “U.S. government securities/Treasury bills/secondary market” (or any comparable successor publication) or (b) if not yet published at that time, H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such yield, opposite the caption “U.S. government securities/Treasury bills/secondary market,” for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of those Securities as of such redemption date. Such implied yield will be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the remaining term of those Securities and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the remaining term of those Securities.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: May 27, 2010

ABBOTT LABORATORIES

By:
Name: Valentine Yien
Title: Vice President and Treasurer

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

The Bank of New York Mellon Trust Company, N.A., successor in interest to J.P. Morgan Trust Company, N.A.,

as Trustee, certifies that this is one of the

Securities referred to in the within-mentioned

Indenture.

By
Authorized Signature